UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 10, 2019

Harvest Capital Credit Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35906	46-1396995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvest Capital Credit Corporation 767 Third Avenue, 25th Floor New York, NY 10017	10017
(Address of principal executive offices)	(Zip Code)

(212) 906-3592

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCAP	NASDAQ Global Market
6.125% Notes due 2022	HCAPZ	NASDAQ Global Market

Item 1.01	Entry into a Material Definitive Agreement.

 On May 10, 2019, Harvest Capital Credit Corporation (the “Company”) entered into an Eighth Amendment to Loan and Security Agreement (the “Amendment”), by and among the Company, HCAP Equity Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, HCAP ICC, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, Pacific Western Bank (successor-by-merger to CapitalSource Bank), as agent and a lender, and each of the other lenders from time to time party thereto, including City National Bank. The Amendment amends the Loan and Security Agreement dated as of October 29, 2013 (the “Loan Agreement”).

The Loan Agreement was amended to, among other things, (i) provide for a senior leverage ratio (the ratio of total borrowed money other than subordinated debt and unsecured longer-term indebtedness to equity) of 1 to 1; (ii) provide for a total leverage ratio (the ratio of total debt to equity) of 1.4 to 1, which replaces the prior 1-to-1 leverage ratio; and (iii) provide for a minimum utilization fee of 2.50% that will be payable on unused commitments below $16.5 million at any time that the Company’s unsecured longer-term indebtedness (which is currently $28.8 million) exceeds $30 million.

The above summary is not complete and is qualified in its entirety by the full text of the Amendment, which is filed as an exhibit hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Eighth Amendment to Loan and Security Agreement, dated as of May 10, 2019, by and among Harvest Capital Credit Corporation, HCAP Equity Holdings, LLC, HCAP ICC, LLC, Pacific Western Bank (successor-by-merger to CapitalSource Bank), as agent and a lender, and each of the other lenders from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2019	HARVEST CAPITAL CREDIT CORPORATION

	By:	/s/ William E. Alvarez, Jr.
William E. Alvarez, Jr.
Chief Financial Officer, Chief Compliance Officer, and Secretary